EXHIBIT 10.1

EVENT NUMBER: .... OFFICE USE ONLY
RECORDING STAMP

BRITISH COLUMBIA

Ministry of Employment and Investment
Energy and Minerals Division
Mineral Titles Branch

Mineral Tenure Act
SECTION 57 & 58

BILL OF SALE ABSOLUTE

INDICATE TYPE OF TITLE: ☑ Mineral ☐ Placer

MINING DIVISION: KAMLOOPS

SELLER		**PURCHASER**	
I, LAURENCE SOOKOCHOFF			
(Full Name)		(Full Name)	
120 125A – 1030 Denman St.			
(Mailing Address)		(Mailing Address)	
Vancouver	BC		
(City)	(Province)	(City)	(Province)
V6G 2M6	604-908-8829		
(Postal Code)	(Telephone)	(Postal Code)	(Telephone)
Client Number: 125271		Client Number:	

For and in consideration of the sum of ______________________ dollars ($ __________)

paid to me, do hereby sell the interest as specified below in the following mineral titles:

CLAIM NAME OF LEASE TYPE	TENURE NUMBER	PERCENTAGE OF TITLE BEING SOLD
KATRINA	522352	100

$5,000 PAID BY DRAFT MAY 1st 2006.

APRIL 28, 2006
(Date)

I declare that I have good title to these tenures and every right to sell the same, in witness whereof I have today signed my legal name.

/s/ Ian McBean
(Signature of Witness)

/s/ Laurence Sookochoff
(Signature of Seller)*

*If a corporation, either the corporate seal or signature of a signing officer with position in corporation stated.

MTL 115 Rev. 97/03